Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 14, 2023, is made between, among others, MARVELL TECHNOLOGY, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as the Administrative Agent under the Credit Agreement (as defined below) (in such capacity, the “Agent”).

RECITALS:

WHEREAS, reference is made to that certain Credit Agreement, dated as of December 7, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), between, among others, the Borrower, the Agent, the Lenders from time to time party thereto and the other parties from time to time party thereto.

WHEREAS, each Lender that holds any Loans immediately prior to the First Amendment Effective Date that executes and delivers an executed counterpart to this Amendment agrees to the terms of this Amendment (the Credit Agreement, as so amended, the “Amended Credit Agreement”).

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall, from the First Amendment Effective Date, refer to the Amended Credit Agreement.

SECTION 2. Amendments to Credit Agreement. In accordance with Section 9.02 of the Credit Agreement and effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the document attached as Annex A hereto.

SECTION 3. Conditions to the First Amendment Effective Date. This Amendment shall become effective as of the date on which the following conditions are satisfied (or waived by the applicable parties) (such date, the “First Amendment Effective Date”):

(a) The Agent (or its counsel) shall have received from the Borrower, the Agent and each Lender a counterpart of this Amendment signed on behalf of such party.

(b) The representations and warranties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the First Amendment Effective Date, other than any such representation or warranty which relates to a specified prior date, in which case such representations and warranties were true and correct in all material respects as of such prior date.

(c) On the First Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing, or would result after giving effect to the modifications contemplated by this Amendment.

SECTION 4 Representations and Warranties.

(a) Both before and immediately after giving effect to this Amendment, the Borrower represents and warrants that the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect is true and correct in all respects) on and as of the First Amendment Effective Date as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date, in which case such representations and warranties were true and correct in all material respects as of such prior date.

(b) No Default or Event of Default has occurred and is continuing on and as of the First Amendment Effective Date.

SECTION 5 Existing Eurocurrency Loans. Notwithstanding anything to the contrary, any Eurocurrency Loans (as defined in the Existing Credit Agreement) outstanding as of the First Amendment Effective Date shall continue to the end of the applicable Interest Period for such Eurocurrency Loans and the provisions of the Existing Credit Agreement applicable thereto shall continue and remain in effect until the end of the applicable Interest Period for such Eurocurrency Loans, after which such provisions shall have no further force or effect.

SECTION 6 Governing Law.

(a) THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) The jurisdiction, venue, service of process and waiver of jury trial provisions in Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated by reference into this Amendment and shall apply, mutatis mutandis, to this Amendment.

SECTION 7. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission (including “.pdf”, “.tif” or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8. Miscellaneous.

(a) Loan Document. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. The provisions of this Amendment are deemed incorporated into the Amended Credit Agreement as if fully set forth therein.

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(b) Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

(c) Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(d) Headings. Headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting this Amendment.

(e) Credit Agreement Governs. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend, novate or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Obligor to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MARVELL TECHNOLOGY, INC., AS THE BORROWER

By:	/S/ Willem Mientjes
Name: Willem Mientjes
Title: Chief Financial Officer

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., AS THE ADMINISTRATIVE AGENT, AND A LENDER

By:	/S/ Ryan Zimmerman
Name: Ryan Zimmerman
Title: Executive Director

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., AS A LENDER

By:	/S/ James Haack
Name: James Haack
Title: Director

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A., AS A LENDER

By:	/S/ Susan Olsen
Name: Susan Olsen
Title: Vice President

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA, AS A LENDER

By:	/S/ Keisha Leday
Name: Keshia Leday
Title: Authorized Signatory

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

HSBC BANK USA, NATIONAL ASSOCIATION, AS A LENDER

By:	/S/ John Houck
Name: John Houck
Title: Associate Relationship Manager

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

MUFG BANK, LTD., AS A LENDER

By:	/S/ Steve Aronowitz
Name: Steve Aronowitz
Title: Managing Director

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS A LENDER

By:	/S/ Daniel Kurtz
Name: Daniel Kurtz
Title: Director

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

DBS BANK LTD., AS A LENDER

By:	/S/ Kate Khoo
Name: Kate Khoo
Title: Vice President

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

MIZUHO BANK, LTD., AS A LENDER

By:	/S/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, AS A LENDER

By:	/S/ Dana Kerpsack
Name: Dana Kerpsack
Title: Vice President

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION, AS A LENDER

By:	/S/ Irlen Mak
Name: Irlen Mak
Title: Director

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA, AS A LENDER

By:	/S/ Luke Copley
Name: Luke Copley
Title: Director

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, AS A LENDER

By:	/S/ Andrew Sidford
Name: Andrew Sidford
Title: Managing Director

By:	/S/ Gordon Yip
Name: Gordon Yip
Title: Director

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, AS A LENDER

By:	/S/ Nick Meece
Name: Nick Meece
Title: Associate

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION, AS A LENDER

By:	/S/ Suzannah Valdivia
Name: Suzannah Valdivia
Title: Senior Vice President

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

OVERSEA-CHINESE BANKING CORPORATION LIMITED, LOS ANGELES AGENCY, AS A LENDER

By:	/S/ Charles Ong
Name: Charles Ong
Title: General Manager

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, AS A LENDER

By:	/S/ David Perlman
Name: David Perlman
Title: Authorized Signatory

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

TRUIST BANK, AS A LENDER

By:	/S/ Alfonso Brigham
Name: Alfonso Brigham
Title: Director

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, AS A LENDER

By:	/S/ Brian Seipke
Name: Brian Seipke
Title: Senior Vice President

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

BANCO SABADELL, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, AS A LENDER

By:	/S/ Enrique Castillo
Name: Enrique Castillo
Title: Head of Corporate Banking

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

BNP PARIBAS, AS A LENDER

By:	/S/ George Ko
Name: George Ko
Title: Director

By:	/S/ My-Linh Yoshiike
Name: My-Linh Yoshiike
Title: Vice President

[SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT]

Annex A

[Attached]